UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2022

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-10 Union St. 2nd Floor Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 799-0380

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On February 11, 2022, Planet Green Holdings Corp. (the “Company”) and Jiayi Technologies (Xianning) Co., Ltd. (the “Purchaser”), a subsidiary of the Company, entered into a Share Purchase Agreement with Xiaodong Cai, a shareholder of Anhui Ansheng Petrochemical Equipment Co., Ltd. (“Ansheng”), (the “Seller”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Purchaser agreed to effect share purchase from the Seller of 20.58% of the outstanding equity interests of Ansheng, and the Company shall pay to the Seller an aggregate of U.S. $5,250,000 in exchange for 20.58% of the issued and outstanding shares. Before the closing of this Share Purchase transaction, the Company owned 66% equity interest of Ansheng through the Purchaser. On February 11, 2022, the Company closed the Share Purchase transaction.

In connection with the closing of the share purchase transaction, the Purchaser entered into a number of amended agreements with the Ansheng and the Seller which are customary for variable interest entities, copies of which are filed herewith as Exhibits 10.2 through 10.6, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above relating to the closing of the share purchase transaction is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of February 11, 2022, by and among Planet Green Holdings Corp., Jiayi Technologies (Xianning) Co., Ltd., and Xiaodong Cai, a shareholder of Anhui Ansheng Petrochemical Equipment Co., Ltd.
10.2	Amended Consultation and Service Agreement
10.3	Amended Business Cooperation Agreement
10.4	Amended Equity Pledge Agreement
10.5	Amended Equity Option Agreement
10.6	Amended Voting Rights Proxy and Financial Supporting Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 11, 2022	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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